UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/10

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Appreciation Fund, Inc.

ANNUAL REPORT December 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Important Tax Information
26	Information About the Review and Approval of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see potential value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Appreciation Fund produced a total return of 15.26%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), was 15.08% for the same period.2

A stock market rally late in the year more than offset earlier weakness as economic uncertainty waned.The fund produced returns that were in line with its benchmark, as our security selection process worked well despite relative strength among smaller, lower-quality stocks compared to their blue-chip counterparts.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis that led to austerity measures throughout the region, and mixed housing and employment data in the United States weighed on already mild growth.As a result, U.S. stocks generally declined amid heightened volatility over the first half of the year.

Later, however, it became more clear that investors’ economic concerns may have been overblown. Corporate earnings improved, commodity prices climbed amid robust demand from the emerging markets, and the U.S. and global economies remained on mildly upward trajectories. The resolution of midterm elections and new stimulative programs by the Federal Reserve Board also boosted investor sentiment, and the S&P 500 Index ended the year with double-digit gains.

Quality Bias Dampened Relative Performance

In this environment, the well-established industry leaders on which the fund focuses generally underperformed smaller, more speculative companies. In addition, companies in more economically-sensitive industry groups fared better than those in traditionally defensive sectors.

Nonetheless, the fund roughly matched the benchmark’s performance, due in part to strong results in the consumer staples sector. Top performers included leading companies with rising dividends and a strong presence in global markets, such as Philip Morris International, Coca-Cola, Nestle and Altria Group. In the information technology sector, electronics innovator Apple continued to gain value on the success of its tablet computing and smartphone products.The materials sector also contributed positively to relative performance, as higher commodity prices and resurgent global industrial activity supported gains in Freeport-McMoRan Copper & Gold and Praxair, respectively.

Disappointments during 2010 included the financials sector.The fund’s underweighted exposure to the financial services industry helped cushion volatility as the industry recovered from the global financial crisis, but weakness among Bank of America, HSBC Holdings and JPMorgan Chase & Co. hurt relative returns. Although the fund’s holdings in the industrials sector included Caterpillar, General Electric, United

Technologies and other companies that gained value, relatively light exposure to the industry group limited their impact on the fund’s overall results. In addition, underweighted exposure to the better-performing consumer discretionary sector undermined relative performance. Other laggards included French energy producer Total, Swiss pharmaceutical firm Roche Holding and U.S. drug maker Abbott Laboratories.

New Opportunities in a Recovering Economy

Although we expect the U.S. and global economic rebounds to gain momentum in 2011, overseas markets appear likely to grow more robustly than the United States. Therefore, in our view, investors are more likely to favor large, multinational companies with solid business fundamentals. In addition, we believe that equities may be poised for further gains if companies deploy some of the massive cash reserves on their balance sheets. To prepare for these developments, we identified what we believe are new opportunities in investment manager Franklin Resources, industrial gas producer Air Products & Chemicals, Walt Disney and International Business Machines.We eliminated positions in

Bank of America, Cisco, Peabody Energy, General Dynamics, Transocean and energy services company McDermott International and its spin-off,

Babcock & Wilcox.

January 18, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Appreciation Fund, Inc. and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/10
	1Year	5 Years	10 Years
Fund	15.26%	3.16%	1.35%
Standard & Poor’s 500
Composite Stock Price Index	15.08%	2.29%	1.42%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Appreciation Fund, Inc. on 12/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

Expenses paid per $1,000†	$5.16
Ending value (after expenses)	$1,227.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

Expenses paid per $1,000†	$4.69
Ending value (after expenses)	$1,020.57

† Expenses are equal to the fund’s annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—94.6%	Shares	Value ($)
Consumer Discretionary—8.7%
Christian Dior	293,500	41,926,890
McDonald’s	1,194,700	91,705,172
McGraw-Hill	657,000	23,921,370
News, Cl. A	2,212,308	32,211,204
News, Cl. B	166,900[a]	2,740,498
Target	1,034,100	62,180,433
Walt Disney	700,000	26,257,000
		280,942,567
Consumer Staples—27.9%
Altria Group	2,673,700	65,826,494
Coca-Cola	2,500,000	164,425,000
Estee Lauder, Cl. A	317,900	25,654,530
Fomento Economico Mexicano, ADR	170,500	9,534,360
Kraft Foods, Cl. A	1,200,568	37,829,898
Nestle, ADR	1,921,150	113,002,043
PepsiCo	1,009,300	65,937,569
Philip Morris International	2,823,700	165,271,161
Procter & Gamble	1,667,300	107,257,409
SYSCO	334,100	9,822,540
Wal-Mart Stores	1,159,100	62,510,263
Walgreen	1,722,200	67,096,912
Whole Foods Market	157,500	7,967,925
		902,136,104
Energy—20.6%
Chevron	1,467,400	133,900,250
ConocoPhillips	1,356,700	92,391,270
Exxon Mobil	2,668,598	195,127,886
Halliburton	442,200	18,055,026
Occidental Petroleum	896,600	87,956,460
Royal Dutch Shell, ADR	1,051,800	70,239,204
Total, ADR	1,234,900[a]	66,042,452
		663,712,548
Financial—5.1%
Berkshire Hathaway, Cl. A	322[b]	38,784,900
Franklin Resources	300,000	33,363,000

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
HSBC Holdings, ADR	418,166[a]	21,343,193
JPMorgan Chase & Co.	1,658,400	70,349,328
		163,840,421
Health Care—10.5%
Abbott Laboratories	1,351,300	64,740,783
Becton Dickinson & Co.	39,300	3,321,636
Intuitive Surgical	61,200[b]	15,774,300
Johnson & Johnson	2,015,900	124,683,415
Medtronic	709,500	26,315,355
Merck & Co.	1,034,000	37,265,360
Novo Nordisk, ADR	258,500	29,099,345
Roche Holding, ADR	1,008,400[a]	36,957,860
		338,158,054
Industrial—3.3%
Caterpillar	462,500	43,317,750
General Electric	1,877,400	34,337,646
United Technologies	376,600	29,645,952
		107,301,348
Information Technology—12.4%
Apple	414,200[b]	133,604,352
Automatic Data Processing	672,800	31,137,184
Intel	3,014,500	63,394,935
International Business Machines	525,000	77,049,000
Microsoft	1,050,000	29,316,000
QUALCOMM	302,000	14,945,980
Texas Instruments	1,552,200	50,446,500
		399,893,951
Materials—6.1%
Air Products & Chemicals	210,000	19,099,500
Freeport-McMoRan Copper & Gold	700,600	84,135,054
Praxair	550,100	52,518,047
Rio Tinto, ADR	599,200[a]	42,938,672
		198,691,273
Total Common Stocks
(cost $2,068,392,258)		3,054,676,266

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Other Investment—5.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $187,323,000)	187,323,000[c]	187,323,000

Investment of Cash Collateral
for Securities Loaned—2.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $66,999,339)	66,999,339[c]	66,999,339

Total Investments (cost $2,322,714,597)	102.5%	3,308,998,605
Liabilities, Less Cash and Receivables	(2.5%)	(81,203,989)
Net Assets	100.0%	3,227,794,616

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$65,692,525 and the market value of the collateral held by the fund was $66,999,339.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	27.9	Money Market Investments	7.9
Energy	20.6	Materials	6.1
Information Technology	12.4	Financial	5.1
Health Care	10.5	Industrial	3.3
Consumer Discretionary	8.7		102.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $65,692,525)—Note 1(b):
Unaffiliated issuers	2,068,392,258	3,054,676,266
Affiliated issuers	254,322,339	254,322,339
Cash		3,467,376
Receivable for shares of Common Stock subscribed		6,855,190
Dividends receivable		5,888,443
Prepaid expenses		47,812
		3,325,257,426
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,762,993
Due to Fayez Sarofim & Co.		590,184
Liability for securities on loan—Note 1(b)		66,999,339
Payable for shares of Common Stock redeemed		27,442,439
Accrued expenses		667,855
		97,462,810
Net Assets ($)		3,227,794,616
Composition of Net Assets ($):
Paid-in capital		2,249,758,710
Accumulated undistributed investment income—net		504,172
Accumulated net realized gain (loss) on investments		(8,752,274)
Accumulated net unrealized appreciation
(depreciation) on investments		986,284,008
Net Assets ($)		3,227,794,616
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		84,503,371
Net Asset Value, offering and redemption price per share ($)		38.20

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $1,491,101 foreign taxes withheld at source):
Unaffiliated issuers	56,837,043
Affiliated issuers	153,648
Income from securities lending—Note 1(b)	255,125
Total Income	57,245,816
Expenses:
Investment advisory fee—Note 3(a)	7,176,415
Sub-investment advisory fee—Note 3(a)	4,694,347
Shareholder servicing costs—Note 3(b)	8,858,593
Prospectus and shareholders’ reports	174,030
Custodian fees—Note 3(b)	150,316
Directors’ fees and expenses—Note 3(c)	119,546
Professional fees	76,924
Registration fees	64,071
Loan commitment fees—Note 2	46,604
Interest expense—Note 2	1,019
Miscellaneous	73,224
Total Expenses	21,435,089
Less—reduction in fees due to earnings credits—Note 3(b)	(7,100)
Net Expenses	21,427,989
Investment Income—Net	35,817,827
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	68,256,520
Net unrealized appreciation (depreciation) on investments	268,937,978
Net Realized and Unrealized Gain (Loss) on Investments	337,194,498
Net Increase in Net Assets Resulting from Operations	373,012,325

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	35,817,827	43,046,616
Net realized gain (loss) on investments	68,256,520	(27,964,171)
Net unrealized appreciation
(depreciation) on investments	268,937,978	384,659,568
Net Increase (Decrease) in Net Assets
Resulting from Operations	373,012,325	399,742,013
Dividends to Shareholders from ($):
Investment income—net	(35,959,606)	(44,041,212)
Capital Stock Transactions ($):
Net proceeds from shares sold	1,530,816,023	582,734,627
Dividends reinvested	24,979,865	41,617,109
Cost of shares redeemed	(988,576,376)	(1,127,766,369)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	567,219,512	(503,414,633)
Total Increase (Decrease) in Net Assets	904,272,231	(147,713,832)
Net Assets ($):
Beginning of Period	2,323,522,385	2,471,236,217
End of Period	3,227,794,616	2,323,522,385
Undistributed investment income—net	504,172	650,576
Capital Share Transactions (Shares):
Shares sold	43,276,483	20,734,886
Shares issued for dividends reinvested	656,296	1,244,526
Shares redeemed	(28,739,101)	(40,199,197)
Net Increase (Decrease) in Shares Outstanding	15,193,678	(18,219,785)

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	33.52	28.23	44.70	43.78	39.75
Investment Operations:
Investment income—net[a]	.57	.56	.64	.62	.61
Net realized and unrealized
gain (loss) on investments	4.54	5.37	(15.16)	2.24	5.83
Total from Investment Operations	5.11	5.93	(14.52)	2.86	6.44
Distributions:
Dividends from
investment income—net	(.43)	(.64)	(.72)	(.64)	(.62)
Dividends from net realized
gain on investments	—	—	(1.23)	(1.30)	(1.79)
Total Distributions	(.43)	(.64)	(1.95)	(1.94)	(2.41)
Net asset value, end of period	38.20	33.52	28.23	44.70	43.78
Total Return (%)	15.26	21.01	(32.37)	6.54	16.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	1.09	.97	.95	.95
Ratio of net expenses
to average net assets	.99	1.07	.96	.95	.95
Ratio of net investment income
to average net assets	1.66	1.95	1.65	1.37	1.45
Portfolio Turnover Rate	28.73	.92	6.98	7.35	1.00
Net Assets, end of period
($ x 1,000)	3,227,795	2,323,522	2,471,236	4,346,776	4,382,198

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	2,623,592,247	—	—	2,623,592,247
Equity Securities—
Foreign†	431,084,019	—	—	431,084,019
Mutual Funds	254,322,339	—	—	254,322,339

†	See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either invested in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of New York Mellon earned $109,339 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $504,172, accumulated capital losses $8,164,584 and unrealized appreciation $985,696,318.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009, were as follows: ordinary income $35,959,606 and $44,041,212, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $4,625 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010, was approximately $69,600, with a related weighted average annualized interest rate of 1.46%

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, the fund was charged $5,395,801 pursuant to the Shareholder Services Plan.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $1,420,912 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $123,166 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $7,100.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $150,316 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $902,235, shareholder services plan fees $678,372, custodian fees $40,658, chief compliance officer fees $1,728 and transfer agency per account fees $140,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $1,024,497,531 and $603,119,416, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $2,323,302,287; accordingly, accumulated net unrealized appreciation on investments was $985,696,318, consisting of $1,008,639,389 gross unrealized appreciation and $22,943,071 gross unrealized depreciation.

The Fund	23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $35,959,606 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	25

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S INVESTMENT ADVISORY AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Board of Directors held on July 20, 2010, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement (“Advisory Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”), pursuant to which Fayez Sarofim & Co. (“Sarofim & Co.”) provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund by the Manager pursuant to the Advisory Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that the Manager provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co. The Board also considered Sarofim & Co.’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and Sarofim & Co.’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance, Investment Advisory and Sub-Investment Advisory Fees, and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2010 and noted that the fund’s total return performance was below the Performance Group median for each reported time period except the three- and ten-year periods, when it was equal to the median, and was above or equal to the Performance Universe median for each reported time period except for the one- and two-year periods, when it was below the median. The Board members noted the proximity of the fund’s performance to the Performance Universe (within three basis points) for the two-year period ended May 31, 2010. The Board members discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance particularly during periods when the fund underperformed the Performance Group and Performance Universe medians. The Board members noted that Sarofim & Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in what generally is known as “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted. As part of an overall presentation to the Board members, representatives

The Fund	27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

of the Manager discussed the market environment, noting the volatility in the market in 2010 and that during 2009 high beta stocks had outperformed high quality, large capitalization stocks, including stocks of mega-cap companies.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the S&P 500 Index (the “Index”) for the prior ten calendar years, and the Board members noted that the fund outperformed the Index in six of the past ten calendar years. The Manager also discussed the fund’s more recent performance, noting that the fund was in the first quartile of its Lipper category for the one-, three- and six-month periods ended June 30, 2010 and had also outperformed the Index during those periods.

The Board members also discussed the fund’s contractual and actual investment advisory fee and total expense ratio as compared to a comparable group of funds (the “Expense Group”) that was composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board noted that the fund’s contractual investment advisory fee was below the Expense Group median, and that the fund’s actual investment advisory fee was equal to the Expense Group median and below the Expense Universe median. The Board also noted that the fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager, Sarofim & Co. or their affiliates by mutual funds managed by the Manager, Sarofim & Co. or their affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”). The Board members also reviewed the fees paid by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim

& Co.’s perspective, as applicable, in management of the Similar Accounts as compared to managing and providing services to the fund.

The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s investment advisory fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee paid to Sarofim & Co. under the Sub-Investment Advisory Agreement in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit and the dollar amount of expenses allocated and profit received by Sarofim & Co.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.

The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager and Sarofim & Co. and their affiliates from acting as investment adviser and sub-

The Fund	29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

investment adviser, respectively, to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s and Sarofim & Co.’s profitability with respect to the fund as part of their evaluation of whether the fees under the Advisory Agreement and Sub-Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by the Manager and Sarofim & Co., respectively, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager or Sarofim & Co. may have realized any economies of scale would be less. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager or Sarofim & Co.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Advisory Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. to the fund are adequate and appropriate.

  The Board noted that the fund’s performance was consistent with Sarofim & Co.’s investment approach during all periods, which involves investment in high quality mega-cap companies, and that for the period of time during which the fund underperformed, such companies had been out of favor.

  The Board concluded that the fees paid by the fund to the Manager and Sarofim & Co. were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to the Manager or Sarofim & Co. and their affiliates in con- nection with the management of the fund had been adequately considered by the Manager and Sarofim & Co. in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Advisory Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Warren B. Rudman, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer
of 77 investment companies (comprised of 194
portfolios) managed by the Manager. She is 55
years old and has been an employee of the
Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since August 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

For More Information

Ticker Symbol: DGAGX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    34,449 in 2009 and $34,449 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276         in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,651 in 2009 and $3,189 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $742 in 2009 and $625 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,975,296 in 2009 and $39,552,052 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	February 23, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)